                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                           -------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2002


                              INNOTRAC CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


            Georgia                       000-23741             58-1592285
-------------------------------       ----------------      -------------------
(State or other Jurisdiction of       (Commission File       (IRS Employer
Incorporation or Organization)              Number)         Identification No.)


         6655 Sugarloaf Parkway
            Duluth, Georgia                              30097
----------------------------------------------    -----------------------
     (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code:  (678) 584-4000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 22, 2002 the Board of Directors of Innotrac Corporation ("Innotrac"), upon the recommendation of its Audit Committee, dismissed its independent accountants, Arthur Andersen LLP ("Andersen"), and appointed Deloitte & Touche LLP as its new independent accountants, effective immediately. This determination followed Innotrac's evaluation of proposals from accounting firms to serve as Innotrac's independent accountants for its fiscal year ending December 31, 2002.

         The audit reports issued by Andersen on the consolidated financial statements of Innotrac Corporation as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During Innotrac's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between Innotrac and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its reports on Innotrac's consolidated financial statements for such periods, nor have there been any reportable events as listed in Item 304 (a)(1)(v) of Regulation S-K.

         Innotrac provided Andersen with a copy of the foregoing disclosures, and a letter from Andersen confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

         During Innotrac's two most recent fiscal years and through the date of this Form 8-K, Innotrac did not consult with Deloitte & Touche with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits.

             Exhibit                     Description
             -------                     -----------
             16.1          Letter from Arthur Andersen LLP to the Securities and
                           Exchange Commission dated April 22, 2002


                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       INNOTRAC CORPORATION


                                              By:      /s/David L. Gamsey
                                                       ------------------------
                                                       David L. Gamsey
                                                       Senior Vice President,
                                                       Chief Financial Officer,
Date:  April 22, 2002                                  Secretary and Treasurer



                                      S-1
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                                  EXHIBIT INDEX

Exhibit                              Description
-------                              -----------

16.1                 Letter from Arthur Andersen LLP to the Securities and
                     Exchange Commission dated April 22, 2002